UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2025

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

566 Queensbury Avenue

Queensbury, NY 12804

(Address of principal executive offices) (Zip Code)

(212) 489-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 18, 2025, Delcath Systems, Inc. (“Delcath”) issued a press release announcing preliminary financial results for the quarter ended September 30, 2025. A copy of the press release is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be incorporated by reference into any other filing by Delcath with the U.S. Securities and Exchange Commission (the “Commission”) whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On October 18, 2025, Delcath issued a press release announcing, among other things, updated 2025 full year revenue guidance. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section nor shall it be incorporated by reference into any other filing by Delcath with the Commission whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

CHOPIN Trial

On October 18, 2025, Delcath issued a press release announcing the results of the CHOPIN Trial. A copy of the press release is furnished as Exhibit 99.2. The CHOPIN Trial was designed to compare the safety, tolerability and efficacy of Delcath’s CHEMOSAT® Hepatic Delivery System (“HDS”) with melphalan for percutaneous hepatic perfusion (“PHP”) when used alone versus when combined with the systemic immune checkpoint inhibitors (“ICI”) ipilimumab and nivolumab.

The CHOPIN Trial randomized 1:1 76 patients with metastatic uveal melanoma (“mUM”) to receive PHP alone at weeks one and seven (the “PHP group”) or four cycles of ipilimumab (1 mg/kg) and nivolumab (3 mg/kg) every three weeks over approximately nine weeks with two PHP treatments at weeks one and seven (the “combination group”). Once the nine-week treatment period was completed patients were monitored until progression. Key eligibility criteria included unresectable hepatic metastases with 50% or less unresectable disease and limited extrahepatic disease. The primary endpoint was one-year progression-free survival; secondary endpoints included safety, best overall response rate, overall survival, and hepatic progression-free survival.

The key results from the CHOPIN Trial were as follows:

•	Progression-Free Survival (95% CI):

•	One Year % (95% CI)

•	Combination group: 54.7% (36.8 - 69.5)

•	PHP group: 15.8% (5.8 - 30.1)

•	Median months (95% CI)

•	Combination group: 12.8 (9.2 - 15.4)

•	PHP group: 8.3 (6.0 - 9.6)

•	Hazard Ratio 0.34 (0.19 - 0.60)

•	P<0.001

•	Overall Survival - (95% CI):

•	One Year % (95% CI)

•	Combination group: 82.8% (65.6 - 91.9)

•	PHP group: 82.2% (64.5 - 91.6)

•	Two Year % (95% CI)

•	Combination group: 49.6% (29.3 - 67.0)

•	PHP group: 22.1% (7.9 - 40.6)

•	Median: months (95% CI)

•	Combination group: 23.1 (20.2 - 38.5)

•	PHP group: 19.6 (15.2 - 21.8)

•	Hazard Ratio: 0.39 (0.20 - 0.77)

•	P = 0.006

•	Best Overall Response Rate (95% CI):

•	Combination group: 76.3 (59.4 - 88.0)

•	PHP group: 39.5 (24.5 - 56.5)

•	P < 0.001

Preliminary Third Quarter Financial Results (unaudited)

On October 18, 2025, Delcath also announced the following preliminary unaudited third quarter ended September 30, 2025, financial and operational results:

•	Total CHEMOSAT and HEPZATO KIT revenue of approximately $20.5 million

•	HEPZATO KIT™ revenue of $19.2 million

•	CHEMOSAT® revenue of $1.3 million

•	Gross margins expected to be 87%

•	Net income of $0.8 million

•	Positive adjusted EBITDA of $5.3 million

•	Positive operating cash flow of approximately $4.8 million

As of September 30, 2025, Delcath had approximately $88.9 million of cash, cash equivalents and short-term investments and no debt.

Preliminary and Unaudited Nature of Preliminary Third Quarter Financial Results

The preliminary estimated financial results for the quarter ended September 30, 2025, included in this Current Report on Form 8-K are preliminary, unaudited and have not been reviewed by Delcath’s independent auditors and are subject to completion of quarter-end financial and accounting procedures and may change as a result of management’s continued review. The preliminary financial results represent management estimates that constitute forward-looking statements subject to risks and uncertainties. As a result, the preliminary financial results may materially differ from the actual results when they are completed and publicly disclosed. The preliminary financial results are not a comprehensive statement of all financial results for the quarter ended September 30, 2025. Subsequent information or events may lead to material differences between the foregoing preliminary financial results and those reported in Delcath’s subsequent filings with the Commission. Accordingly, investors should not place undue reliance on these preliminary financial results.

GAAP v. Non-GAAP Measures

In addition to the financial information presented in this Current Report on Form 8-K in accordance with accounting principles generally accepted in the United States of America (GAAP), Delcath also presents adjusted non-GAAP financial measures. Delcath’s management believes that the non-GAAP adjusted EBITDA described in this Current Report on Form 8-K, which includes adjustments for specific items that are generally not indicative of our core operations, provides additional information that is useful to investors in understanding Delcath’s underlying performance, business and performance trends, and helps facilitate period-to-period comparisons and comparisons of its financial measures with other companies in Delcath’s industry. However, the non-GAAP financial measures that

Delcath uses may differ from measures that other companies may use. Non-GAAP financial measures are not required to be uniformly applied, are not audited and should not be considered in isolation or as substitutes for results prepared in accordance with GAAP.

Delcath does not provide guidance for net loss, the most directly comparable GAAP measure to Adjusted EBITDA, and similarly cannot provide a reconciliation between its forecasted Adjusted EBITDA and net loss without unreasonable effort due to the unavailability of reliable estimates for certain components of net income and the respective reconciliations. These forecasted items are not within Delcath’s control, may vary greatly between periods, and could significantly impact future financial results.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by Delcath or on its behalf. This Current Report on Form 8-K contains forward-looking statements, including statements regarding Delcath’s 2025 full-year revenue guidance, which are subject to certain risks and uncertainties, that can cause actual results to differ materially from those described. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that may cause such differences include, but are not limited to, uncertainties relating to: Delcath’s commercialization plans and its ability to successfully commercialize the HEPZATO KIT; contributions to adjusted EBITDA; Delcath’s successful management of the HEPZATO KIT supply chain, including securing adequate supply of critical components necessary to manufacture and assemble the HEPZATO KIT; successful FDA inspections of the facilities of Delcath and those of its third-party suppliers/manufacturers; Delcath’s successful implementation and management of the HEPZATO KIT Risk Evaluation and Mitigation Strategy; the potential benefits of the HEPZATO KIT as a treatment for patients with primary and metastatic disease in the liver; Delcath’s ability to obtain reimbursement for the HEPZATO KIT; and Delcath’s ability to successfully enter into any necessary purchase and sale agreements with users of the HEPZATO KIT. For additional information about these factors, and others that may impact Delcath, please see Delcath’s filings with the Securities and Exchange Commission, including those on Forms 10-K, 10-Q, and 8-K. However, new risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise these forward-looking statements to reflect events or circumstances after the date they are made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release (Preliminary Financial Results), dated October 18, 2025.

99.2	Press Release (CHOPIN Trial results), dated October 18, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: October 20, 2025	By:	/s/ Gerard Michel
	Name:	Gerard Michel
	Title:	Chief Executive Officer